UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

Metacrine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39512	47-2297384
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 Executive Square, Suite 600 San Diego, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 369-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MTCR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On September 6, 2022, Metacrine, Inc., a Delaware corporation (“Metacrine”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Equillium, Inc., a Delaware corporation (“Equillium”), Equillium Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Equillium (“Acquisition Sub”), and Triumph Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Acquisition Sub (“Merger Sub”).

Merger Agreement

Pursuant to the Merger Agreement, Merger Sub will be merged with and into Metacrine and Metacrine will continue as the surviving corporation and an indirect, wholly owned subsidiary of Equillium (the “Merger”). In connection with the Merger, all of the issued and outstanding shares of common stock of Metacrine, par value $0.0001 per share (the “Shares”), will be cancelled and converted into the right to receive consideration per share consisting of (i) the exchange ratio (the “Exchange Ratio”) determined by dividing (x) (a) 125% of Metacrine’s net cash as of the closing of the Merger (the “Closing”) by (b) the price per share of common stock of Equillium, par value $0.0001 per share (the “Equillium Common Stock”) determined based on the 10 day trading volume weighted average price per share of Equillium Common Stock calculated 10 trading days prior to the Closing date, provided that the price per share of Equillium Common Stock shall be no less than $2.70 and no more than $4.50 by (y) the aggregate fully diluted shares of Metacrine, plus (ii) any cash payable in lieu of fractional shares of Equillium’s Common Stock. The Merger is intended to be a taxable transaction.

The respective boards of directors of Equillium and Metacrine have each approved the Merger Agreement, and the board of directors of Metacrine has resolved to recommend that Metacrine’s stockholders adopt the Merger Agreement. In addition, the board of directors of Equillium has resolved to recommend that Equillium’s stockholders approve the issuance of Equillium Common Stock in the Merger.

Each of Metacrine’s stock options (the “Options”) that is outstanding as of immediately prior to the effectiveness of the Merger (the “Effective Time”) will (i), if held by a continuing employee or service provider, be substituted automatically into an Equillium option award to purchase the number of shares of Equillium Common Stock equal to the number of Shares subject to the Option immediately prior to the Effective Time multiplied by the Exchange Ratio, and (ii) if the Option is held by a former employee, service provider or director of Metacrine, (x) to the extent unvested, be cancelled without the payment of any consideration and (y) to the extent vested, be cancelled and converted into a right to receive the number of shares of Equillium Common Stock equal to (1) the number of Shares subject to the Option immediately prior to the Effective time multiplied by the excess, if any, of Metacrine’s price per Share based on the 10 day trading volume weighted average price per Share calculated 10 trading days prior to the Closing date over the per share exercise price for the Shares underlying the Option immediately prior to the Effective Time (the “Metacrine Share Value”), divided by (2) the Metacrine Share Value multiplied by the Exchange Ratio.

Each of Metacrine’s restricted stock unit awards (the “RSUs”) that is outstanding as of immediately prior to the Effective Time will (i), if held by a continuing employee or service provider, whether vested or unvested, be substituted automatically into an Equillium restricted stock unit award with respect to a number of shares of Equillium Common Stock equal to the product obtained by multiplying the total number of Shares subject to the RSU immediately prior to the Effective Time by the Exchange Ratio, and (ii) if the RSU is held by a former employee, service provider or director of Metacrine, (x) to the extent unvested, be cancelled without the payment of any consideration and (y) to the extent vested, be cancelled and converted into a right to receive the number of shares of Equillium Common Stock equal to the product obtained by multiplying the total number of Shares subject to the RSU immediately prior to the Effective Time by the Exchange Ratio.

Each of Metacrine’s warrants (the “Warrants”) that are outstanding and unexercised immediately prior to the Effective Time will be automatically substituted into a warrant to purchase the number of shares of Equillium Common Stock equal to the product obtained by multiplying the number of Shares subject to the Warrant immediately prior to the Effective Time by the Exchange Ratio. Each Warrant will have an exercise price per share of Equillium Common Stock equal to exercise price per Share immediately prior to the Effective Time divided by the Exchange Ratio.

Pursuant to the terms of the Merger Agreement, as soon as practicable following the date of the Merger Agreement, Metacrine shall take all actions with respect to Metacrine’s 2020 Employee Stock Purchase Plan (the “ESPP”) to provide that with respect to any offering periods in effect as of the date of the Merger Agreement (the “Current Purchase Period”), (i) no employee who is not a participant in the ESPP as of the date of the Merger Agreement may become a participant in the ESPP, and (ii) no individual participating in the Current Purchase Period may increase his or her payroll contribution rate pursuant to the ESPP from the rate in effect immediately prior to the date of the Merger Agreement. In addition, (A) the Current Purchase Period will end on a specified trading day occurring at least 10 days prior to the date on which the Effective Date is expected to occur; (B) there will be no offering periods following the Current Purchase Period and (C) in all events, Metacrine shall terminate the ESPP prior to the Effective Time.

Consummation of the Merger is subject to certain closing conditions, including Metacrine’s net cash being no less than $23,000,000, the absence of certain legal impediments, the effectiveness of a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”), adoption of the Merger Agreement by the holders of a majority of Metacrine’s outstanding common stock at Metacrine’s stockholders’ meeting, and approval of the issuance of shares of Equillium Common Stock in the Merger by the holders of a majority of Equillium’s outstanding common stock at Equillium’s stockholders’ meeting. The parties have made certain representations, warranties, and covenants in the Merger Agreement, including covenants regarding the conduct of their respective businesses and the use of reasonable best efforts to cause the conditions to the Merger to be satisfied.

Metacrine and, subject to limited exceptions, Equillium are not permitted to, among other things, solicit, initiate, knowingly induce, knowingly encourage, or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, an alternative transaction proposal or to engage in discussions or negotiations with third parties regarding any alternative transaction proposal. Notwithstanding this limitation, prior to a party’s stockholders’ approving the transaction, such party may under certain circumstances provide information to and engage or participate in discussions or negotiations with third parties with respect to an unsolicited, written alternative transaction proposal that its board of directors has determined in good faith constitutes or could reasonably be expected to result in a superior proposal and failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law. Each party’s board of directors may change its recommendation to its stockholders (subject to the other party’s right to match and right to terminate the Merger Agreement following such change in recommendation) in response to a superior proposal or an intervening event if the board of directors determines in good faith that the failure to take such action would be inconstant with the directors’ fiduciary duties under applicable law. Each party may also terminate the Merger Agreement in order to enter into a transaction constituting a superior proposal.

The Merger Agreement contains certain termination rights for both Equillium and Metacrine and further provides that, in connection with the termination of the Merger Agreement by Metacrine under certain circumstances, including termination by Metacrine to accept and enter into a definitive agreement with respect to a superior proposal, Metacrine must pay Equillium a termination fee of $1,250,000. In connection with the termination of the Merger Agreement by Equillium under certain circumstances, including termination by Equillium to accept and enter into a definitive agreement with respect to a superior proposal, Equillium must pay Metacrine a termination fee of $1,750,000.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

The Merger Agreement has been filed to provide information to investors regarding their respective terms. The Merger Agreement is not intended to provide any other factual information about Equillium or Metacrine, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger or the other transactions contemplated therein. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto which were made only for purposes of such agreement and as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure letters delivered by and to each of Equillium and Metacrine in connection with the Merger Agreement. The representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders or investors. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Equillium’s or Metacrine’s public disclosures.

Item 8.01.	Other Events.

A joint press release issued by Equillium and Metacrine announcing the Merger Agreement was issued on September 6, 2022 and is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 7, 2022, Equillium will present a slide presentation to investors regarding the Merger. A copy of the slide presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Where You Can Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with Equillium’s pending acquisition of Metacrine, Equillium will file a registration statement on Form S-4 containing a joint proxy statement/prospectus of Equillium and Metacrine and other documents concerning the proposed Merger with the Securities and Exchange Commission (the “SEC”). METACRINE URGES INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EQUILLIUM, METACRINE AND THE PROPOSED MERGER. Investors may obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed by Equillium and Metacrine with the SEC at the SEC’s website at www.sec.gov. Free copies of the joint proxy statement/prospectus (when available) and Metacrine’s other SEC filings are also available on Metacrine’s website at www.metacrine.com.

Equillium, Metacrine and their respective directors, executive officers, certain members of management and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies with respect to the proposed merger. Information regarding Metacrine’s officers and directors is included in Metacrine’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 7, 2022 with respect to its 2022 Annual Meeting of Stockholders. This document is available free of charge at the SEC’s website at www.sec.gov or by going to Metacrine’s Investors page on its corporate website at www.metacrine.com. Information regarding Equillium’s officers and directors is included in Equillium’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 13, 2022 with respect to its 2022 Annual Meeting of Stockholders. This document is available free of charge at the SEC’s website at www.sec.gov or by going to Equillium’s Investors page on its corporate website at www.equilliumbio.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed Merger, and a description of their direct and indirect interests in the proposed Merger, which may differ from the interests of Metacrine’s stockholders or Equillium’s stockholders generally, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that relate to future results and events may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of Equillium and Metacrine. There can be no assurances that the proposed Merger will be consummated. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the net cash position of Metacrine, economic, business, competitive, and/or regulatory factors affecting the businesses of Equillium and Metacrine generally, including those set forth in the filings of Equillium and Metacrine with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, their Current Reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. Equillium and Metacrine undertake no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this Current Report.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated September 6, 2022, by and among Equillium, Inc., Metacrine, Inc., Equillium Acquisition Sub, Inc., and Triumph Merger Sub, Inc.

99.1	Press Release of Equillium, Inc. and Metacrine, Inc. dated September 6, 2022.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Metacrine agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Metacrine, Inc.

Date: September 6, 2022	By:	/s/ Michael York
Michael York
Chief Business Officer

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